UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

Alpha Architect ETF Trust

213 Foxcroft Road

Broomall, PA 19008

215-882-9983

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

Gadsden Dynamic Multi-Asset ETF

Annual Report

September 30, 2021

GADSDEN DYNAMIC MULTI-ASSET ETF

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

Gadsden, LLC

656 E Swedesford Road

Suite 301

Wayne, PA 19087

484-580-2277

www.gadsdenfunds.com

Gadsden Dynamic Multi Asset ETF

Letter to Shareholders

Dear Shareholder,

The Gadsden team is pleased to provide you with the Gadsden Dynamic Multi Asset ETF (symbol: GDMA) (“GDMA”) annual report, dated September 30, 2021. This report refers to GDMA’s performance for the period October 31st, 2020 thru September 30, 2021 (the “Period”). The Fund’s fiscal year end changed from October 31s to September 30th.

The twelve-month period ended on September 30th saw a normalization in economic activity following the Covid shutdowns of 2020 and a resulting surge in both growth and inflation. Throughout this period, governments (especially the U.S.) have maintained exceedingly stimulative fiscal and monetary condition that have flooded most global markets with unprecedented liquidity. This liquidity produced exceptional returns in many markets and helped push inflation pressures to the highest level in many decades. The net effect was to drive US equity prices to record highs and catalyze a broad recovery in industrial commodities (especially oil). Safe-haven assets like bonds and precious metals largely struggled throughout this period of economic recovery following their strong gains during the peak of the pandemic in the prior twelve months.

Our strategic and tactical positioning over GDMA’s fiscal period produced solid double-digit results. Most of the positive attribution during the period was driven by a combination of the Fund’s U.S. equity and industrial commodity related positions. Conversely, the Fund experienced losses in a variety of precious metal exposures, emerging market equities, and US government bonds.

GDMA’s total return performance for the twelve-month period ending September 30, 2021 was +9.85% measured in the market price of the Fund and 10.13% measured in net asset value (“NAV”). By comparison, GDMA’s benchmark, the 60%/40% blend of Dow Jones Global Index (Total Return and ICE BofA 0-3 Month Treasury Bill Index (“Blended Benchmark”), returned +16.53% for the same period.

Looking ahead, we see a strong likelihood for ongoing strong economic and demand conditions, especially in the US, that appear poised to continue - fueled by ongoing fiscal stimulus, loose monetary policy, and the residual effects of the massive (and largely unspent) liquidity pumped into the economy in 2020. Given this, we would expect the inflationary pressures witnessed thus far in 2021 to remain persistent, as strong and ongoing demand meets insufficient supply that will likely continue to push the price of most things higher. While there have been any number of Covid-related supply disruptions, we don’t see these as the primary inflationary culprit. Instead, we believe the current supply-demand imbalance is largely demand driven, while labor shortages are curtailing the pace of new supply. Looking into 2022, we see intolerable inflation as the primary risk confronting investors---especially if these pressures compel the Fed to tighten monetary conditions and remove liquidity faster than markets currently expect. To the extent markets continue to broadly price in a normalization of inflation pressures, we view the year ahead as a favorably opportunistic.

The Gadsden team is honored to continue serving your investment needs and thank you for your continued trust in GDMA.

/s/ Kevin Harper

Kevin Harper

Chief Investment Officer

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not at net asset value (“NAV”)), and are not individually redeemed from the Funds. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Any offering must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Current and future portfolio holdings are subject to change and risk. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

An investment in the Fund is subject to numerous risks, including possible loss of principal. The Fund is actively managed and does not seek to replicate a specified index. The Fund is subject to the following principal risks, among others:

Equity investing risk: An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Foreign investment risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, such as differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions.

Fixed Income Securities Risk. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to those changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on the security is further away in time or adjustments are limited in amount over time.

The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s value as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

In addition, the Fund may invest in various fixed income and floating rate securities, including high-yield (junk) bond securities, inflation-linked securities, Sovereign debt securities, and U.S. Government obligations) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments. An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.

GADSDEN DYNAMIC MULTI-ASSET ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Commodities Risk. If the Fund invests in physical commodities, those investments will subject the Fund to greater volatility than investments in traditional securities, like stocks and bonds. Investing in physical commodities, including through exchange-traded commodities (“ETCs”) or indirectly through commodity-linked derivative instruments, such as commodity-linked futures, forwards, and swaps, is speculative and can be extremely volatile. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Because some commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in those countries could have a disproportionate impact on the prices of those commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. The Fund’s exposure to physical commodities, ETCs, and other commodity-related investments presents tax risks because income and gains from these investments are treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as a regulated investment company, and be subject to federal income tax at the Fund level.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Cash and cash equivalents risk: Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests may cause the Fund to miss opportunities to participate in market appreciation.

Please refer to the prospectus for additional risk information.

The Dow Jones Global Index Total Return measures the performance of stocks that trade globally, targeting 95% coverage of markets open to foreign investment (and incorporates the reinvestment of cash distributions, such as dividends and interest). It is float market cap weighted. It is quoted and calculated in U.S. Dollars. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in an index.

The Fund is distributed by Quasar Distributors, LLC.

GADSDEN DYNAMIC MULTI-ASSET ETF

Gadsden Dynamic Multi-Asset ETF

Growth of $10,000 (Unaudited)

	Average Annual Return*
	1 Year	Since Inception November 14, 2018
Gadsden Dynamic Multi-Asset ETF	10.13%	9.82%
60% Dow Jones Global Index/40% ICE BofA 0-3 Month Treasury	16.53%	10.46%
ICE BofAML 0-3 Month US Treasury Bill Index	0.06%	1.07%

See “Index Overview” section for a description of each.

*	This chart assumes an initial gross investment of $10,000 made on November 14, 2018. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Tabular Presentation of Schedule of Investments

As of September 30, 2021 (Unaudited)

Gadsden Dynamic Multi-Asset ETF

Sector[1]	% Net Assets
Investment Companies	79.4%[2]
Communications	4.9%
Information	4.8%
Technology	4.8%
Mining, Quarrying, and Oil and Gas Extraction	3.0%
Manufacturing	1.1%
Transportation and Warehousing	1.0%
Money Market Funds	0.5%
Retail Trade	0.5%
Other Assets	0.0%[3]
Total	100.0%

1.	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.

2.	For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications, and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.

3.	Represents less than 0.05% of net assets.

GADSDEN DYNAMIC MULTI-ASSET ETF

INDEX OVERVIEW (UNAUDITED)

SEPTEMBER 30, 2021

Dow Jones Global Index

The Dow Jones Global Index measures the performance of stocks that trade globally, targeting 95% coverage of markets open to foreign investment. It is a float market cap weighted. It is quoted and calculated in U.S. Dollars.

ICE BofAML 0-3 Month US Treasury Bill Index

The Bofa Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills. Publicly issued in the U.S. domestic market with a remaining term to final maturity of less then 3 months. It is not possible to invest directly in an index.

Gadsden Dynamic Multi-Asset ETF
Schedule of Investments

September 30, 2021

Shares		Value
COMMON STOCKS - 20.1%
Electronic Shopping and Mail-Order Houses - 4.9%
1,729	Amazon.com, Inc. (a)	$5,679,834
Information Services - 4.8%
2,094	Alphabet, Inc. (a)	5,598,351
Metal Ore Mining - 1.0%
55,933	Cameco Corp. ADR (b)	1,215,424
Nonmetallic Mineral Mining and Quarrying - 2.0%
3,336	Martin Marietta Materials, Inc.	1,139,845
6,876	Vulcan Materials Co.	1,163,144
		2,302,989
Oil and Gas Extraction - 0.6%
10,101	ConocoPhillips	684,545
Petroleum and Coal Products Manufacturing - 1.1%
6,135	Chevron Corp.	622,396
10,826	Exxon Mobil Corporation	636,785
		1,259,181
Pipeline Transportation of Natural Gas - 1.0%
54,155	Enterprise Products Partners L.P.	1,171,914
Software Publishers - 4.7%
19,742	Microsoft Corp.	5,565,665
	TOTAL COMMON STOCKS (Cost $23,009,141)	23,477,903

INVESTMENT COMPANIES - 79.4%
101,541	Alpha Architect U.S. Quantitative Value ETF (c)	3,473,210
92,256	Direxion Daily FTSE China Bear 3X Shares (a)	1,780,541
307,066	ELEMENTS Linked to the Rogers International Commodity Index - Agriculture Total Return ETN (a)(b)	2,456,528
111,007	Invesco DB Base Metals Fund (a)	2,297,845
69,316	Ishares Barclays Tips Bond Fund	8,850,960
85,085	KraneShares Global Carbon ETF (a)	3,496,143
215,539	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	11,824,470
1,095,783	ProShares Short 20+ Year Treasury (a)	18,277,660
92,072	United States 12 Month Oil Fund LP (a)	2,491,468
77,772	Vanguard Index Funds Total Stock Market	17,270,050
393,511	Vanguard Malvern Funds Short-Term Inflation Protected	20,690,808
	TOTAL INVESTMENT COMPANIES (Cost $93,133,022)	92,909,683

MONEY MARKET FUNDS - 0.5%
669,215	First American Government Obligations Fund - Class X, 0.03% (d)	669,215
	TOTAL MONEY MARKET FUNDS (Cost $669,215)	669,215

	TOTAL INVESTMENTS (Cost $116,811,378) - 100.0%	117,056,801
	Other Liabilities in Excess of Assets - 0.0% (e)	(52,192)
	TOTAL NET ASSETS - 100.0%	$117,004,609

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a) Non-Income producing security.

(b) Foreign Issued Security.

(c) Affiliated Fund.

(d) Rate shown is the 7-day effective yield.

(e) Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

Gadsden Dynamic Multi-Asset ETF
Assets:
Investments in affiliates, at value	$3,473,210
Non-affiliated investments, at value	113,583,591
Dividends and interest receivable	5,630
Total assets	117,062,431
Liabilities:
Accrued investment advisory fees	57,822
Total liabilities	57,822
Net Assets	$117,004,609

Net Assets Consist of:
Capital stock	$123,614,196
Total Distributable Earnings	(6,609,587)
Net Assets:	$117,004,609

Calculation of Net Asset Value Per Share:
Net Assets	$117,004,609
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	3,750,000
Net Asset Value per Share	$31.20

Cost of investments in affiliates	$3,221,569
Cost of non-affiliated investments	113,589,809

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF OPERATIONS

For the Period Ended September 30, 2021

Gadsden Dynamic Multi-Asset ETF
Investment Income:
Dividend Income from affiliates	$61,650
Non-affiliated dividend income (net of foreign withholding tax of $1,599)	1,245,477
Interest income	9,986
Total investment income	1,317,113

Expenses:
Investment advisory fees	586,878
Total expenses	586,878

Net investment income	730,235

Realized and Unrealized Gain on Investments:
Net realized gain on:
Affiliate investments	816,237
Unaffiliated investments	16,641,781
Foreign currency	1
17,458,019
Net change in unrealized appreciation (depreciation) on:
Affiliate investments	2,291
Unaffiliated investments	(9,474,660)
Foreign currency	3
(9,472,366)
Net realized and unrealized gain on investments:	7,985,653
Net increase in net assets resulting from operations	$8,715,888

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

STATEMENT OF CHANGES IN NET ASSETS

	Gadsden Dynamic Multi-Asset ETF
	Period Ended September 30, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$730,235	$541,857
Net realized gain (loss) on investments	17,458,019	(3,635,972)
Net change in unrealized appreciation (depreciation) on investments	(9,472,366)	9,295,398
Net increase in net assets resulting from operations	8,715,888	6,201,283

Distributions to Shareholders:
Net investment income	(658,286)	(1,200,480)
Return of Capital	(84,621)	-
Total distributions	(742,907)	(1,200,480)

Capital Share Transactions:
Proceeds from shares sold	185,231,199	62,425,013
Payments for shares redeemed	(159,671,241)	(14,499,825)
Transaction Fees (See Note 1)	192	3,070
Net increase in net assets from net change in capital share transactions	25,560,150	47,928,258
Total increase (decrease) in net assets	33,533,131	52,929,061
Net Assets:
Beginning of period	83,471,478	30,542,417
End of period	$117,004,609	$83,471,478

Changes in Shares Outstanding
Shares outstanding, beginning of period	2,950,000	1,175,000
Shares sold	5,880,000	2,325,000
Shares repurchased	(5,080,000)	(550,000)
Shares outstanding, end of period	3,750,000	2,950,000

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

FINANCIAL HIGHLIGHTS

September 30, 2021

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Realized Gains	Total Distributions	Transaction Fees (See Note 1)	Net Asset Value, End of Period
Gadsden Dynamic Multi-Asset ETF
November 1, 2020 to September 30, 2021	$28.30	0.21	2.91	3.12	(0.22)	-	(0.22)	(0.00)(6)	$31.20
Year Ended October 31, 2020(7)	$25.99	0.24	2.68	2.92	(0.28)	(0.33)	(0.61)	(0.00)(6)	$28.30
November 14, 2018(8) to October 31, 2019	$25.00	0.47	0.95	1.42	(0.43)	-	(0.43)	(0.00)(6)	$25.99

GADSDEN DYNAMIC MULTI-ASSET ETF

FINANCIAL HIGHLIGHTS (CONTINUED)

September 30, 2021

	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses(3)(4)(9)	Net Investment Income(3)	Portfolio Turnover Rate(5)
Gadsden Dynamic Multi-Asset ETF
November 1, 2020 to September 30, 2021	10.13%	$117,005	0.59%	0.73%	99%
Year Ended October 31, 2020(7)	11.46%	$83,471	0.59%	0.91%	536%
November 14, 2018(8) to October 31, 2019	5.79%	$30,542	0.59%	1.95%	369%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Rounds to less than $.005.
(7)	Gadsden Dynamic Multi-Asset ETF previously used an October 31st fiscal year end. The Fund moved to the Alpha Architect ETF Trust on November 2, 2020 and currently uses a September 30th fiscal year end.
(8)	Commencement of operations.
(9)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

NOTE 1 – ORGANIZATION

Gadsden Dynamic Multi-Asset ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund commenced operations on November 14, 2018 and became a series of the Trust via a merger on November 2, 2020. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek total return.

As noted above, the Fund is the successor to the Gadsden Dynamic Multi-Asset ETF (the “Predecessor Fund”), a series of ETF Series Solutions, which had the same investment objective as the Fund. Gadsden, LLC (the “Sub-Adviser”), the sub-adviser to the Fund, was the adviser to the Predecessor Fund. On October 13, 2020, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund. Effective as of prior to the open of business on November 2, 2020, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by Empowered Funds, LLC (the “Adviser”) or its affiliates. The fiscal year end of the Predecessor Fund was October 31. In contrast, the fiscal year end of the Fund is September 30. The reporting period covered by this report for the Fund is November 1, 2020, through September 30, 2021. Operations prior to November 1, 2020 were for the Predecessor Fund. As of November 1, 2020, the net assets of the Predecessor Fund were $83,471,478, including $9,717,792 of net unrealized appreciation and $5,515,905 of total distributable earnings, and the shares outstanding were 2,950,000, all of which were transferred into the Fund at NAV at the closing of the reorganization.

The primary purpose of the reorganization was to move the Predecessor Fund from ETF Series Solutions Trust to the Trust, which the Sub-Adviser believed would allow the Sub-Adviser to focus its marketing and distribution efforts on the Fund while leveraging additional resources provided by the Trust

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that the Fund’s portfolio managers believe offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities, foreign securities, currencies, bonds, and real estate investment trusts (REITs). Generally, the Sub-Adviser selects investments for the Fund’s portfolio based on its long-term view of macroeconomic factors. That is considered a “strategic” approach. Through that approach, the Fund’s portfolio will generally have exposure to a variety of asset classes, geographies, and market capitalizations. Additionally, for a portion of the Fund’s portfolio, the Sub-Adviser may seek to change the Fund’s investment portfolio based on its short-term view of the markets, which is referred to as a “tactical” approach.

Shares of the Gadsden Dynamic Multi-Asset ETF are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”).

An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of September 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Gadsden Dynamic Multi-Asset ETF Assets*
Common Stocks	$23,477,903	$-	$-	$23,477,903
Investment Companies	92,909,683	-	-	92,909,683
Money Market Funds	669,215	-	-	669,215
Total Investments in Securities	$117,056,801	$-	$-	$117,056,801

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended September 30, 2021, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.	Risks. Markets may perform poorly and the returns from the securities in which the Fund invests, in which underlying ETFs invest, may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of an underlying ETF or an individual company’s securities may rise or fall in response to company, market, economic or other news.

Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign securities typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

C.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

D.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended September 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended September 30, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2021, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

E.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

F.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

J.	Guarantees and Indemnifications. In the normal course of business, the Fund enter into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

K.	Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital. For the fiscal year ended September 30, 2021 the following table shows the reclassifications made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Gadsden Dynamic Multi-Asset ETF	79,254	(20,177,727)	20,098,473

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC (the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an investment advisory agreements (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services), and other non-routine or extraordinary expenses. The advisor did not waive any portion of its advisory fee during the period ended September 30, 2021. Fees may be charged by affiliated investments.

Gadsden, LLC (the “Sub-Adviser”) serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

At a Board meeting held on July 28, 2020, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the Advisory Agreement and the Sub-Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.59% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration of the Advisory Agreement and the Sub-Advisory Agreement was included in the Fund’s semi-annual report dated March 31, 2021.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2021, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Gadsden Dynamic Multi-Asset ETF	$264,791,273	$105,642,187

For the fiscal period ended September 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Gadsden Dynamic Multi-Asset ETF	$25,872,897	$158,099,703

For the fiscal period ended September 30, 2021, short term and long-term gains on in-kind transactions were as follows:

	Short Term	Long Term
Gadsden Dynamic Multi-Asset ETF	$18,387,685	$1,794,791

For the fiscal period ended September 30, 2021, purchases and sales of U.S. Government securities were as follows:

	Purchases	Sales
Gadsden Dynamic Multi-Asset ETF	$72,642	$11,274,047

NOTE 5 – TRANSACTIONS WITH AFFILIATES

The Gadsden Dynamic Multi-Asset ETF’s transactions with affiliates represent holdings for which it and the Alpha Architect ETFs have the same investment adviser. The Gadsden Dynamic Multi-Asset ETF had the following transactions with such affiliated investee funds during the fiscal year ended September 30, 2021:

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF	Freedom 100 Emerging Markets ETF	Total
Value, Beginning of Period	$-	$-	$874,447	$2,423,040	$-	$3,297,487
Purchases	3,396,614	3,021,637	1,162,840	426,619	1,188,586	9,196,296
Proceeds from Sales	(216,981)	(2,937,481)	(2,310,494)	(3,200,588)	(1,173,557)	(9,839,101)
Net Realized Gains (Losses)	41,935	(84,156)	389,361	484,126	(15,029)	816,237
Change in Unrealized Appreciation (Depreciation)	251,642	-	(116,154)	(133,197)	-	2,291
Value, End of Period	3,473,210	-	-	-	-	3,473,210
Dividend Income	15,111	40,666	-	-	5,873	61,650

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF	Freedom 100 Emerging Markets ETF
Shares, Beginning of Period	-	-	21,747	86,147	-
Number of Shares Purchased	107,740	104,872	24,967	12,777	35,141
Number of Shares Sold	(6,199)	(104,872)	(46,714)	(98,924)	(35,141)
Shares, End of Period	101,541	-	-	-	-

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

NOTE 6 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2021 were as follows:

Gadsden Dynamic Multi-Asset ETF
Tax cost of Investments	$116,697,475
Gross tax unrealized appreciation	2,698,139
Gross tax unrealized depreciation	(2,338,813)
Net tax unrealized appreciation (depreciation)	$359,326
Undistributed ordinary income	-
Undistributed long-term gain	-
Total distributable earnings	-
Other accumulated gain (loss)	(6,968,913)
Total accumulated gain (loss)	$(6,609,587)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in REITs, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the period ended September 30, 2021, the Fund did not defer any qualified late year losses or post-October losses.

At September 30, 2021, the Fund had the following capital loss carryforwards

	Unlimited Short-Term	Unlimited Long-Term
Gadsden Dynamic Multi-Asset ETF	(6,732,081)	(223,164)

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Period Ended September 30, 2021		Fiscal Year Ended October 31, 2020
	Ordinary Income	Return of Capital	Ordinary Income
Gadsden Dynamic Multi-Asset ETF	658,286	84,621	1,200,480

NOTE 8 – OTHER INFORMATION

Effective March 31, 2021, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Trust has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction closed at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor, as approved by the Board on September 15, 2021.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund have evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the period subsequent to September 30, 2021, that materially impacted the amounts or disclosures in the Fund’s financial statements.

On October 1, 2021 the Board approved the use of securities lending by the Fund. The Fund may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

To the extent the Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

NOTE 10 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 2, 2020, the Predecessor Fund reorganized into a new fund of the same name (i.e., the Fund) in the Trust. The Board of Trustees approved that the audit of the Fund will be conducted by Spicer Jefferies, LLP (“Spicer”). Spicer currently serves as the Trust’s independent registered public accounting firm. The Fund’s fiscal year going forward will end on September 30 each year.

The auditor of the Predecessor Fund was Cohen & Company, Ltd. (“Cohen”). The audit reports of Cohen on the financial statements of the Predecessor Fund for the two most recent fiscal periods ended October 31, 2019 and October 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Predecessor Fund’s two most recent fiscal periods ended October 31, 2019 and October 31, 2020, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Predecessor Fund’s financial statements for such years.

During the Predecessor Fund’s two most recent fiscal periods ended October 31, 2019 and October 31, 2020, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended. There were no consultations that occurred with neither the Predecessor Fund nor anyone on behalf of the Predecessor Fund and Spicer.

GADSDEN DYNAMIC MULTI-ASSET ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certified Public Accountants

4601 DTC BOULEVARD ● SUITE 700

DENVER, COLORADO 80237

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

To the Shareholders and

Board of Trustees of

Alpha Architect ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gadsden Dynamic Multi-Asset ETF (the “Fund”, a series of Alpha Architect ETF Trust, the “Trust”) as of September 30, 2021, the related statements of operations, changes in net assets, and financial highlights for the period indicated in the table below, including the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position as of September 30, 2021 and the results of operations, changes in net assets, and financial highlights, in all material respects, for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations, Changes in Net Assets, and Financial Highlights
Gadsden Dynamic Multi-Asset ETF	Period from November 1, 2020 through September 30, 2021

The statement of changes in net assets for the year ended October 31, 2020 and the financial highlights for the year ended October 31, 2020 and for the period from inception (November 14, 2018) through October 31, 2019 were audited by other auditors whose report dated December 23, 2020 expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

GADSDEN DYNAMIC MULTI-ASSET ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies within the Alpha Architect ETF Trust since 2016.

Denver, Colorado

November 19, 2021

GADSDEN DYNAMIC MULTI-ASSET ETF

EXPENSE EXAMPLE

SEPTEMBER 30, 2021 (UNAUDITED)

As a shareholder of the Gadsden Multi-Dynamic ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period April 1, 2021 to September 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 to September 30, 2021
Gadsden Dynamic Multi-Asset ETF
Actual	0.59%	$1,000.00	$996.90	$2.95
Hypothetical (5% annual return before expenses)	0.59%	1,000.00	1,022.11	2.99

1.	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

GADSDEN DYNAMIC MULTI-ASSET ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the Chief Executive Officer of Empowered Funds LLC (the “Adviser) as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the October 1, 2021, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended September 30, 2021. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Fund to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

GADSDEN DYNAMIC MULTI-ASSET ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Gadsden Multi-Dynamic Asset ETF	95.53%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Gadsden Multi-Dynamic Asset ETF	34.37%

SHORT TERM CAPITAL GAIN

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

GADSDEN DYNAMIC MULTI-ASSET ETF

OFFICERS AND AFFILIATED TRUSTEE

The table below sets forth certain information about each of the Trust’s executive officers as well as its affiliated Trustee.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Wesley R. Gray 1980	Chief Executive Officer/Chief Investment Officer	Indefinite term; Trustee since 2014; CEO / CIO since 2010	CEO / CIO, Alpha Architect (Since 2010)
John R. Vogel 1983	Chief Financial Officer/Chief Investment Officer	Indefinite term; Principal Financial Officer since 2014, CFO / CIO since 2011	CFO / CIO, Alpha Architect (Since 2011)
Patrick R. Cleary 1982	Chief Operating Officer/Chief Compliance Officer	Indefinite term; CCO / COO since 2015. COO since 2014.	CCO / COO, Alpha Architect (Since 2015)

GADSDEN DYNAMIC MULTI-ASSET ETF

INDEPENDENT TRUSTEES

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present)	16	None
Chukwuemeka (Emeka) O. Oguh Born: 1983 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present)	16	None
Michael S. Pagano, Ph.D., CFA Born: 1962 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 - present); Associate Editor of The Financial Review (2009 - present); Advances in Quantitative Analysis of Finance and Accounting (2010 - present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 - present); Member of FINRA’s Market Regulation Committee (2009 - present)	16	None

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

GADSDEN DYNAMIC MULTI-ASSET ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at http://www.gadsdenfunds.com/ daily.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at http://www.gadsdenfunds.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of each Fund is available, without charge, on the Fund’s website at http://www.gadsdenfunds.com/

PRIVACY POLICY (UNAUDITED)

Alpha Architect ETF Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser

Empowered Funds, LLC

213 Foxcroft Road

Broomall, PA 19008

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, CO 80237

Legal Counsel

Pellegrino, LLC

303 West Lancaster Avenue, Suite 302

Wayne, PA 19087

Gadsden Dynamic Multi-Asset ETF

Symbol – GDMA CUSIP – 26922A354

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Gadsden Dynamic Multi-Asset ETF

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$8,750	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Spicer Jeffries LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Gadsden Dynamic Multi-Asset ETF

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Gadsden Dynamic Multi-Asset ETF

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpha Architect ETF Trust

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	November 23, 2021

By (Signature and Title)	/s/ John R. Vogel
John R. Vogel, Principal Financial Officer and Treasurer

Date:	November 23, 2021